United States

Securities and Exchange Commission

Washington, D.C. 20549

_____________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

_____________________________

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12

HERITAGE GLOBAL INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 15, 2022

San Diego, California

Dear Shareholders:

I am pleased to invite you to attend Heritage Global’s 2022 Annual Meeting of Shareholders on June 8, 2022 at 8:00 a.m. (Pacific Time). The safety of our shareholders is important to us, and given the ongoing risks related to the coronavirus (COVID-19) pandemic, this year’s Annual Meeting will be a virtual meeting of shareholders held via a live audio webcast at www.virtualshareholdermeeting.com/HGBL2022. For more information on how to register and attend this year’s Annual Meeting, please refer to the Information About the Annual Meeting of Shareholders and Voting section which begins on page 1 of the enclosed proxy statement.

The Notice of Annual Meeting and Proxy Statement that follows describes those matters to be voted on at the meeting. Your proxy card and our 2021 annual report are also enclosed.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we recommend that you vote your shares through the enclosed proxy card, by internet or by telephone, to ensure your shares are represented at the Annual Meeting.

Sincerely,

Ross Dove
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 15, 2022

San Diego, California

The Annual Meeting of Shareholders (the “Annual Meeting”) of Heritage Global Inc., which we refer to as the “Company,” will be held on June 8, 2022 at 8:00 a.m. (Pacific Time). The safety of our shareholders is important to us, and given the ongoing risks related to the coronavirus (COVID-19) pandemic, this year’s Annual Meeting will be a virtual meeting of shareholders held via a live audio webcast at www.virtualshareholdermeeting.com/HGBL2022. No physical meeting will be held. For more information on how to register and attend this year’s Annual Meeting, please refer to the Information About the Annual Meeting of Shareholders and Voting section that begins on page 1 of the enclosed Proxy Statement. The Annual Meeting will be held for the following purposes:

1.
To elect Ross Dove, Kelly Sharpe and Samuel L. Shimer as Class I directors;
2.
To ratify the appointment of Baker Tilly US, LLP as the Company’s independent auditor for the fiscal year ending December 31, 2022;
3.
To approve the 2022 Heritage Global Inc. Equity Incentive Plan; and
4.
To transact such other business, if any, as may be properly brought before the meeting or any adjournment or postponement thereof.

Only shareholders of record, as shown by the transfer books of the Company, at the close of business on April 13, 2022, are entitled to notice of, and to vote at, the Annual Meeting of Shareholders. The Company will make a list of shareholders available electronically on the virtual meeting website during the Annual Meeting for those attending the meeting.

You are requested to vote on these proposals whether or not you plan to attend the annual meeting. If you do not attend and vote, you can vote in one of three ways: (i) complete, sign and date the enclosed proxy card and return it promptly in the envelope provided; (ii) vote by internet pursuant to the instructions on the enclosed proxy card; or (iii) vote by telephone pursuant to the instructions on the enclosed proxy card. Your vote is important and very much appreciated. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached Proxy Statement. For further information regarding the individuals nominated as directors, the proposals being voted upon, use of the proxy and other related matters, you are urged to read the enclosed Proxy Statement.

By Order of the Board of Directors,

Ross Dove
President and Chief
Executive Officer

HERITAGE GLOBAL INC.

12625 High Bluff Drive, Suite 305

San Diego, California 92130

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING OF

SHAREHOLDERS AND VOTING

Why Did You Send Me This Proxy Statement?

We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors of Heritage Global Inc., which we refer to as “Heritage Global,” “we,” “us,” “our” or the “Company,” is soliciting your proxy to vote at the 2022 Annual Meeting of Shareholders (the “Annual Meeting”). A copy of our 2021 Annual Report to Shareholders (with Form 10-K for the year ended December 31, 2021) accompanies this Proxy Statement.

We are furnishing proxy materials to our shareholders primarily via the Internet, under rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), instead of mailing printed copies of those materials to each shareholder. On or about April 15, 2022, we began mailing to our shareholders a Notice of Internet Availability of Proxy Materials (the “Proxy Notice”) containing instructions on how to access our proxy materials, including our Proxy Statement and our 2021 Annual Report to Shareholders. The Proxy Notice also instructs you on how to access your proxy card electronically to vote via the Internet or by telephone. The Proxy Notice is not a form for exercising your voting rights as a shareholder; the Proxy Notice merely presents an overview of our collective proxy materials. We encourage you to review our full proxy materials before voting on the proposals set forth herein.

Our proxy materials may be amended or supplemented in accordance with applicable law. This process is designed to expedite the shareholders’ receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources. Shareholders who would prefer to continue to receive printed proxy materials should follow the instructions included in the Proxy Notice.

This Proxy Statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. You may simply vote in accordance with the instructions contained in this Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 8, 2022: THIS PROXY STATEMENT, THE FORM OF PROXY CARD AND THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021 ARE AVAILABLE, FREE OF CHARGE, AT WWW.PROXYVOTE.COM.

How Can I Attend the Annual Meeting?

Our Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by a live audio webcast. You are entitled to participate in the Annual Meeting only if you are a shareholder of record as of the close of business on April 13, 2022, the record date, or hold a valid proxy for the Annual Meeting. No physical in-person meeting will be held.

You do not have to register in advance to attend the virtual meeting. To attend and participate in the virtual meeting, please visit www.virtualshareholdermeeting.com/HGBL2022 and enter the 16-digit control number included on your proxy card. Whether or not you plan to attend the virtual annual meeting, we encourage you to vote and submit your proxy in advance of the meeting by one of the methods described under “Voting and Other Information” below. During the meeting, you may submit questions, vote, and examine our shareholder list.

The online meeting will begin promptly at 8:00 a.m. (Pacific Time) on June 8, 2022. We encourage shareholders to log in to the website and access the webcast early, beginning approximately 15 minutes before the Annual Meeting’s 8:00 a.m. start time, to ensure you can hear the streaming audio before the Annual Meeting starts. If you experience technical difficulties, please contact the technical support telephone number posted on the virtual meeting website, www.virtualshareholdermeeting.com/HGBL2022. The virtual meeting platform is fully supported across browsers and devices running the most updated version of applicable software and plug-ins. Please ensure that you have a strong internet connection wherever you intend to participate in the meeting.

A link to a replay of the Annual Meeting will be available on the Investors Relations section of our website (www.hginc.com) under “Shareholder Meetings” approximately 24 hours after the meeting ends and will remain available on our website for one month following the meeting.

Can I Ask Questions at the Virtual Annual Meeting?

Shareholders as of our record date who attend and participate in our virtual Annual Meeting at www.virtualshareholdermeeting.com/HGBL2022 will have an opportunity to submit questions live via the internet during a designated portion of the meeting. Shareholders must have available their 16-digit control number included on their proxy card. Once past the log-in screen, shareholders will be able to submit questions live during the virtual meeting by typing the question into the “Ask a Question” field, and clicking submit. We will answer questions that comply with the meeting rules of conduct during the annual meeting of shareholders, subject to time constraints.

What Proposals Will Be Voted on at the Annual Meeting?

There are three proposals scheduled to be voted on at the Annual Meeting:

•
The election of Ross Dove, Kelly Sharpe and Samuel L. Shimer as Class I directors (“Proposal No. 1”).
•
The ratification of the appointment of Baker Tilly US, LLP as the Company’s independent auditor for the fiscal year ending December 31, 2022 (“Proposal No. 2”);
•
The approval of 2022 Heritage Global Inc. Equity Incentive Plan (“Proposal No. 3”).

Our Board of Directors (the “Board”) recommends that you vote your shares (1) “FOR” each of the nominees of the Board; (2) “FOR” the ratification of the appointment of Baker Tilly US, LLP as our independent auditor for the fiscal year ending December 31, 2022; and (3) “FOR” the approval of the 2022 Heritage Global Inc. Equity Incentive Plan.

VOTING AND OTHER INFORMATION

Who Is Entitled to Vote?

April 13, 2022 is the record date for the Annual Meeting. If you owned shares of our common stock or Series N Preferred Stock at the close of business on April 13, 2022, you are entitled to vote. As of April 13, 2022, we had 36,677,837 shares of common stock and 565 shares of Series N Preferred Stock outstanding and entitled to vote at the Annual Meeting.

How Many Votes Do I Have?

As of April 13, 2022, the following classes of stock were issued and outstanding, and had the voting powers indicated. Each share of common stock is entitled to one vote for each share of common stock held on the record date on all matters to be voted on, and each share of Series N preferred stock is entitled to 40 votes for each share of preferred stock held on the record date on all matters to be voted on, voting together and not as a separate class, on an “as converted” basis.

Class of Stock	Shares Outstanding	Equivalent Vote
Common Stock	36,677,837	36,677,837
Series N Preferred Stock	565	22,600
Total Votes at Special Meeting of Shareholders	36,678,402	36,700,437

What Is the Difference Between Holding Shares as a Shareholder of Record and as a Beneficial Owner?

Many of our shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the shareholder of record and these proxy materials are being sent to you directly by Heritage Global. As the shareholder of record, you have the right to grant your voting proxy to the proxies listed on the proxy card or to vote online in person at the Annual Meeting. We have enclosed a proxy card for you to use.

Beneficial Owner

If your shares are held in a stock brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares and are also invited to attend the Annual Meeting. However, because you are not the shareholder of record, you may only vote these shares in accordance with materials and instructions provided by your broker or other nominee for voting your shares, which may also allow you to use the internet or a toll free telephone number to vote your shares.

How Do I Vote at the Annual Meeting?

All shareholders may vote at the Annual Meeting by logging into www.virtualshareholdermeeting.com/HGBL2022 and following the instructions provided on the website. If your shares are registered in your name, to vote you will need your 16-digit Control Number provided with your proxy card. If you are a beneficial owner (i.e. your shares are held in the name of your broker or bank), please refer to “How can I attend the Annual Meeting?” above for information on how to register to attend the Annual Meeting in order to vote your shares at the Annual Meeting.

How Do I Vote by Proxy?

If you are a shareholder of record, you can vote by mailing in the enclosed proxy card or you can use one of the alternatives below:

•
by making a toll-free telephone call within the United States or Canada using a touch-tone telephone to the toll-free number provided on your proxy card; or
•
by voting on the Internet. To vote on the Internet, go to the website address indicated on your proxy card to complete an electronic proxy card. You will be asked to provide the control number from the proxy card.

Please refer to the specific instructions set forth on the enclosed proxy card. In addition, please have the validation details, located on the proxy card, available when voting your shares. If you choose to vote your shares by telephone or through the internet, there is no need for you to mail back your proxy card.

If you hold your shares in street name, your broker or other nominee will provide you with materials and instructions for voting your shares, which may allow you to use the internet or a toll free telephone number to vote your shares.

May I Revoke My Proxy?

Yes. If you change your mind after you vote, you may revoke your proxy by following any of the procedures described below. To revoke your proxy:

•
Send in another signed proxy with a later date;
•
Send a letter revoking your proxy to Heritage Global Inc.’s Secretary at 12625 High Bluff Drive, Suite 305, San Diego, California, 92130;
•
Submit another vote by telephone or over the internet; or
•
Attend the Annual Meeting and vote your shares in person online before your proxy is exercised at the Annual Meeting.

If you hold your shares in street name, your broker or other nominee will provide you with instructions on how to revoke your proxy.

What Votes Need to be Present to Hold the Annual Meeting?

To have a quorum for our Annual Meeting, persons must be present, in person or by proxy, representing a majority of the shares issued and outstanding and entitled to vote at the meeting.

What Vote Is Required to Approve Each Proposal?

Election of Directors

The election of each of the nominees for Class I director requires a plurality of the votes cast by shareholders who are present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.

Ratification of Appointment of Independent Auditor

The ratification of the appointment of Baker Tilly US, LLP as independent auditor for the fiscal year ending December 31, 2022 requires the affirmative vote of a majority of the votes entitled to be cast by shareholders who are present in person or represented by proxy at the Annual Meeting and entitled to vote.

Approval of 2022 Heritage Global Inc. Equity Incentive Plan

The approval of the 2022 Heritage Global Inc. Equity Incentive Plan requires the affirmative vote of a majority of the votes entitled to be cast by shareholders who are present in person or represented by proxy at the Annual Meeting and entitled to vote.

How Are Votes Counted?

For Proposal No. 1, your vote may be cast “FOR” the nominee or your vote may be “WITHHOLD” with respect to the nominee. For Proposal No. 2 and Proposal No. 3, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.”

How Would My Shares Be Voted if I Do Not Specify How They Should Be Voted?

If you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendations of the Board. We will appoint one or more inspectors of election to count votes cast at the meeting or by proxy.

As noted above, if your shares are held in a stock brokerage account or by another nominee, your broker or nominee will provide you with materials and instructions for you to use in directing your broker or nominee as to how to vote your shares. New York Stock Exchange (“NYSE”) Rule 452 provides that brokers and other nominees may not exercise their voting discretion on specified non-routine matters without receiving instructions from the beneficial owner of the shares. Because Rule 452 applies specifically to securities brokers, virtually all of whom are governed by NYSE rules, Rule 452 applies to all companies listed on a national stock exchange, including companies (such as the Company) listed on the Nasdaq stock market (the “Nasdaq”).

We expect that the ratification of the appointment of Baker Tilly US, LLP as the Company’s independent auditor for the fiscal year ending December 31, 2022 (Proposal No. 2) to be the only proposal that is considered a “routine” matter. Accordingly, if your shares are held through a broker or other nominee, that person will have discretion to vote your shares on Proposal No. 2 if you fail to provide instructions. On the other hand, the election of Class I directors (Proposal No. 1) and the approval of the 2022 Heritage Global Inc. Equity Incentive Plan (Proposal No. 3) will be considered “non-routine” matters. Thus, if you do not give your broker or other nominee specific instructions on how to vote your shares with respect to Proposal Nos. 1 or 3, your broker or other nominee will inform the inspector of election that it does not have the authority to vote on that matter with respect to your shares. This is generally referred to as a “broker non-vote.” A broker non-vote may also occur if your broker or other nominee fails to vote your shares for any reason. Therefore, if you hold your shares through a broker or other nominee, please instruct that person regarding how to vote your shares on at least Proposal No. 1 and Proposal No. 3.

What Is the Effect of Broker Non-Votes, Abstentions and Withhold Votes?

With respect to Proposal No. 1, you may vote “FOR” or “WITHHOLD” for each director nominee. A vote to withhold or a broker non-vote will not affect the outcome of the election, because each director nominee is elected by plurality (more votes than any other nominee for the seat). With respect to Proposal No. 2 and Proposal No. 3, abstentions have the same effect as negative votes because, in order to pass, each of Proposal No. 2 and Proposal No. 3 must receive affirmative votes by a majority of the votes present at the meeting and entitled to be cast. Abstentions are shares present and entitled to be cast, but not affirmative votes. We do not expect broker non-votes for Proposal No. 2 (because it is a routine matter), but any broker non-votes would not affect Proposal No. 2, because they are neither entitled to be cast nor affirmative votes. Broker non-votes could affect Proposal No. 3 because such votes are entitled to be cast and would not be affirmative votes.

What Are the Costs of Soliciting These Proxies and Who Will Pay Them?

The Company will pay all the costs of soliciting these proxies. Although we are mailing these proxy materials, our directors and employees may also solicit proxies by telephone, e-mail or other electronic means of communication or in person. We will reimburse our transfer agent and brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

Where Can I Find the Voting Results?

We will publish the voting results by filing a Current Report on Form 8-K, which we will file with the SEC within four business days of our Annual Meeting.

Do Directors Attend the Annual Meeting?

Although we do not have a formal policy regarding director attendance at shareholder meetings, we encourage our directors to attend our annual meeting of shareholders and special meetings of shareholders.

Can a Shareholder Communicate Directly with Our Board? If So, How?

Shareholders and other interested parties may contact any member (or all members) of the Board, any Board committee or any chair of any such committee by mail. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent to the Secretary of Heritage Global at 12625 High Bluff Drive, Suite 305, San Diego, California, 92130.

All communications received as set forth in the preceding paragraph will be opened by an executive officer of the Company for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising or promotions of a product or service, or are not patently offensive material, will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the executive officers will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

PROPOSAL NO. 1: ELECTION OF CLASS I DIRECTORS

General

Our Amended and Restated Bylaws (the “Bylaws”) divide our Board into three classes with the terms of office of each class ending in successive years. Our Bylaws empower our Board to fix the exact number of directors and appoint persons to fill any vacancies on the Board until the next election of the class for which such director was chosen.

Following a recommendation from the Corporate Governance Committee, our Board has nominated Samuel L. Shimer, Kelly Sharpe and Ross Dove for election as Class I directors of the Company to serve a three-year term to expire at the annual meeting of shareholders in 2025.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF

THESE NOMINEES AS DIRECTORS OF THE COMPANY.

Each of the nominees has consented to being named as a director nominee in this Proxy Statement and has agreed to serve for the three-year term to which he or she has been nominated, if elected. It is the intention of the persons named as proxies, subject to any direction to the contrary, to vote in favor of the candidates nominated by the Board. We know of no reason why any nominee would be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board, or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his term, or the Board increases the number of directors, the Board may fill the vacancy until the next election of the class for which such director was chosen.

We have set forth below information with respect to the nominees for election as director proposed by the Company and the other directors whose terms of office as directors will continue after the Annual Meeting. There are no arrangements or understandings between any director and any other person pursuant to which any director was or is selected as a director or nominee.

Nominees for Election at this Annual Meeting (To Terms Expiring in 2025)

Samuel L. Shimer, age 58, was appointed as a Class I director in April 2001 and was appointed as Chairman of the Board in March 2020. Mr. Shimer has extensive expertise in mergers and acquisitions, including transactions that occurred while he was an officer of the former parent of the Company, Street Capital, where he was initially employed as a Senior Vice President, Mergers & Acquisitions and Business Development in July 1997. He was appointed Managing Director in February 2000 and he terminated his employment with the Company in February 2004. Mr. Shimer is currently Managing Director of SLC Capital Partners, LLC, a private equity fund management company that he co-founded in 2010. Mr. Shimer serves as Chairman and CEO of Salon Professional Education Company, LLC, a franchisor of beauty and wellness schools, and on the board of two other private companies. Mr. Shimer earned a Bachelor of Science in economics from The Wharton School of the University of Pennsylvania, and a Master of Business Administration degree from Harvard Business School.

Kelly Sharpe, age 57, has served as a Class I director of the Company since November 2020. Ms. Sharpe brings over 25 years of extensive financial, operational and senior management experience in both public and private venture backed high growth companies. She also has valuable expertise across several industries including many years in the Industrial Asset and Valuation sector at DoveBid Inc., helping to guide the growth of that company’s revenue 10X in the first three years of operation. Ms. Sharpe started her career in public accounting with KPMG International in the San Francisco Bay Area. She currently serves as President of Exec Xcel Inc., an executive consulting and coaching company. Previously Ms. Sharpe held executive positions as CEO of Sharpe Energy Services in the energy sector, Chief Financial Officer for Openwave Mobility and Chief Financial Officer of Openwave Messaging in the mobile telecommunications Industry, and Chief Financial Officer for Carrier IQ, Inc., a provider of mobile service intelligence solutions to the wireless industry. Ms. Sharpe graduated from Clarkson University in New York with a Bachelor of Science degree in Accounting and Law and holds an AAS degree from the State University of New York - Canton.

Ross Dove, age 69, the Chief Executive Officer and President of the Company, was appointed by the Board as a Class I director in May 2015. Mr. Ross Dove was appointed our Chief Executive Officer in May 2015 and has served as Co-Managing Partner of Heritage Global Partners, Inc., a Company subsidiary (“HGP”) since its founding in October 2009. Together with his brother, Kirk Dove, Mr. Ross Dove joined our company when HGI acquired HGP in February 2012. Mr. Dove began his career in the auction business over thirty years ago, beginning with a small family-owned auction house and helping to expand it into a global firm, DoveBid, which was sold to a third party in 2008. The Messrs. Dove remained as global presidents of the business until September 2009, and then formed HGP in October 2009. During his career, Mr. Dove has been actively involved with advances in the auction industry such as theatre-style auctions, which was a first step in migrating auction events onto the Internet. Mr. Dove has been a member of the National Auctioneers Association since 1985, and a founding member of the Industrial Auctioneers Association. He served as a director of Critical Path from January 2002 to January 2005 and has served on the boards of several venture funded companies. Ross Dove is the brother of Kirk Dove and uncle of Nicholas Dove.

Directors Whose Terms of Office Will Continue after this Meeting

Directors Whose Terms Expire in 2023

Michael Hexner, age 69, has served as a Class II director of the Company since August 2016. Mr. Hexner has expertise and extensive experience in executive leadership with growing businesses. Mr. Hexner co-founded Wheel Works in 1976, and grew the business, as its Chief Executive Officer, to become the largest independent tire chain in the United States. Mr. Hexner was the co-founder of Pacific Leadership Group in 2001, served as the Chairman and Chief Executive Officer of both SmartPillars and DealerFusion, was President of the Northern California Golf Association and Youth on Course. Mr. Hexner currently serves as Chief Operating Officer of LeadLander, special advisor to the Chief Executive Officers of Laboratory Equipment Company, Brooks Motor Cars, LinkedInListings, Crossroads Photonics, Rondo Energy and is managing partner for The Lane. Mr. Hexner received a Bachelor of Arts in political philosophy from Williams College, completed an executive management program at The Haas School of Business of the University of California, is a certified FINRA arbitrator and received a master’s degree in negotiation and dispute resolution from Creighton University.

David Ludwig, age 65, was appointed by the Board as a Class II director in March 2021 to fill the vacancy created by the recent resignation of Allan Silber. Mr. Ludwig currently serves as the President of Heritage Global’s Financial Asset division, which comprises the Company’s National Loan Exchange (“NLEX”) and Heritage Global Capital subsidiaries. He joined Heritage Global in 2014, with the Company’s acquisition of NLEX, which he developed from its start as a post-Resolution Trust Corporation (RTC) sales outlet to the nation’s leading broker of charged-off credit card and consumer debt accounts. With more than 25 years of experience in the financial industry, Mr. Ludwig is considered a leading pioneer in the debt sales industry, and has been a featured speaker at many industry conferences. He has also been quoted in numerous publications including the New York Times, LA Times, Collections and Credit Risk, Collector Magazine, and serves as consultant and expert witness within the industry. Since introducing NLEX to financial institutions in the early 1990’s, Mr. Ludwig has supervised the sale of over 5,000 portfolios with face value of $150 billion. Mr. Ludwig holds a Bachelor of Science Degree in Economics from the University of Illinois.

Directors Whose Terms Expire in 2024

Barbara Sinsley, age 59, has served as a Class III director of the Company since she was appointed by the Board in June 2020. Ms. Sinsley specializes in working with technology and fintech platform service providers focused in payments, security, compliance, and data privacy. Ms. Sinsley currently serves as Chief Legal Officer and is on the Board of Directors for Remitter USA Inc., a fintech company and also serves as Chief Legal Officer for meldCX USA Inc., a commercial app building company. Previously, Ms. Sinsley was the General Counsel and Chief Compliance Officer of FactorTrust Inc., a credit reporting agency sold to TransUnion. Ms. Sinsley has worked closely with the CFPB, Federal Trade Commission, and state legislatures to craft legislation and solutions for the consumer finance industry and consumers.

Shirley S. Cho, age 48, has served as a Class III director of the Company since December 20, 2021. Ms. Cho has more than twenty years’ experience advising debtors, creditors’ committees, creditors, and purchasers. Throughout her career, Ms. Cho has represented some of the largest companies in America to restructure billions of dollars of debt, and has counseled acquirers of assets out of bankruptcy, and committees of unsecured creditors across a variety of industries and asset classes, as well as representing U.S. debtors in cross-border proceedings. Ms. Cho is also experienced in representing foreign creditors, including Fortune Global top 20 companies, and is an expert on U.S. insolvency law in foreign proceedings. Ms. Cho is a partner in the Los Angeles office of Pachulski Stang Ziehl & Jones LLP. Ms. Cho earned a Bachelor of Arts, magna cum laude, from the University of California, Berkeley and a Juris Doctorate from the University of California, Hastings College of Law. Ms. Cho is admitted to practice law in California and New York.

Diversity Matrix

The following table summarizes certain self-identified characteristics of our directors, in accordance with Nasdaq Listing Rules 5605(f) and 5606. Each term used in the table has the meaning given to it in the rule and related instructions.

Heritage Global Inc. Board Diversity Matrix as of April 15, 2022

Board Size:
Total Number of Directors			7
Gender Identity:	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	3	4	0	0
Demographic Background
African American of Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	1	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	4	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0	0	0	0
Did Not Disclose Demographic Background	0	0	0	0

CORPORATE GOVERNANCE

Overview

In General

Our Board has adopted corporate governance policies, including a Code of Conduct (“Code of Conduct”), and charters for each of our Compensation Committee, Audit Committee, and Corporate Governance Committee. The full text of our Code of Conduct and each committee charter is available in the Investor Relations-Corporate Profile & Governance section of our internet website located at www.hginc.com. A copy of the Code of Conduct is also available in print, free of charge, to any shareholder who requests it by writing to Heritage Global Inc., 12625 High Bluff Drive, Suite 305, San Diego, California, 92130. We intend to post amendments to or waivers from, if any, our Code of Conduct at this location on our website, in each case to the extent such amendment or waiver would otherwise require the filing of a Current Report on Form 8-K pursuant to Item 5.05 thereof. Information contained on our website is not a part of this Proxy Statement and the inclusion of our website address in this Proxy Statement is an inactive textual reference only.

In addition, you may request copies of the Code of Conduct and the committee charters by contacting the Company using the following information:

Telephone: (203) 972-9200

E-mail: investorrelations@hginc.com

Other Corporate Governance Highlights

•
Only independent directors serve on our Audit and Corporate Governance Committees, and our Compensation Committee is composed solely of outside directors.
•
Our Audit Committee appoints, determines the compensation of and oversees the work of our independent auditors. It also has the authority to retain outside advisors.
•
Our Compensation Committee evaluates the performance of the Chief Executive Officer and other senior executives based on corporate goals and objectives and determines and approves their compensation levels based on this evaluation and in accordance with any applicable employment agreement then in effect.
•
Our Board has adopted a Code of Conduct applicable to all members of our Board, officers, employees and our subsidiaries. The Code of Conduct addresses, among other things, legal compliance, conflicts of interest, corporate opportunities protection and proper use of Company assets, confidential and proprietary information, integrity of records, compliance with accounting principles and relations with government agencies. Any amendments to, or waivers from, our Code of Conduct will be posted on our internet website promptly following the date of such amendment or waiver, in each case to the extent such amendment or waiver would otherwise require the filing of a Current Report on Form 8-K pursuant to Item 5.05 thereof.
•
Under our Code of Conduct, directors, employees and officers are required to report service as a director, officer, employee or consultant to any supplier or customer of the Company. The Company may prohibit membership by officers or employees on any board of directors or trustees where such membership might conflict with the best interests of the Company.

•
Our Code of Conduct includes policies with respect to insider trading, applicable to all directors, officers and employees, their family members and entities controlled by them, which prohibits, among other things, trading in securities of the Company or others while in possession of material non-public information.
•
We do not have a shareholder rights plan.

Board of Directors

Our Board oversees our business and monitors the performance of management. The Board is not involved in day-to-day operations. The directors keep themselves informed by discussing matters with the President and Chief Executive Officer, other key executives and our principal external advisors, such as legal counsel, outside auditors, investment bankers and other consultants, by reading the reports and other materials that we send them regularly and by participating in Board and committee meetings.

The Board meets quarterly to review the Company’s operating results, annually to review and approve the Company’s strategy and budget, and periodically throughout the year as necessary. Material matters such as acquisitions and dispositions, investments and business initiatives are approved by the full Board. The Board met five times during 2021. All directors attended 100% of the aggregate number of meetings of the Board and committees of the Board of which they were a member held during the year ended December 31, 2021.

While we do not have a formal policy regarding director attendance at shareholder meetings, all then current directors attended our annual meeting of shareholders in 2021.

Director Independence

Our Board has affirmatively determined that each director other than Messrs. Dove and Ludwig are “independent,” as defined by the Nasdaq Stock Market Rules. Under the Nasdaq Stock Market Rules, a director can be independent only if the director does not trigger a categorical bar to independence and our Board affirmatively determines that the director does not have a relationship which, in the opinion of our Board, would interfere with the exercise of independent judgment by the director in carrying out the responsibilities of a director.

Board Leadership Structure

The Board regularly considers the appropriate leadership structure for the Company and has concluded that the Company should maintain flexibility to select our Chairman and Board leadership structure from time to time. Thus, the Company does not have a formal policy with respect to separation of the offices of Chairman of the Board and Chief Executive Officer. The Company’s Restated By-laws permit the Board to choose a Chairman of the Board from among its members, and the position of Chairman of the Board is currently held by Samuel L. Shimer. The directors believe that, at the Company’s current stage, Mr. Shimer’s history with the Company, combined with his knowledge of its operations and strategic goals, make him qualified to serve as Chairman of the Board. In addition, the Board does not believe, based on the Company’s current size and scale of operations, a lead independent director is necessary to effectively oversee the Company’s strategic priorities. The positions of President and Chief Executive Officer of the Company are currently held by Ross Dove. The directors believe that, at the Company’s current stage, Mr. Dove’s in-depth knowledge of the Company’s operations, strategic goals, and expansive industry experience make him qualified to serve as Chief Executive Officer. The Board believes that this governance structure, which separates the Chairman and Chief Executive Officer roles, promotes balance between the Board’s independent authority to oversee our business and the Chief Executive Officer and his management team who manage the business on a day-to-day basis.

Committees of the Board

The Board has established an Audit Committee, a Compensation Committee, and a Corporate Governance Committee. Our Audit Committee, Compensation Committee, and Corporate Governance Committee consist exclusively of members who the Board has affirmatively determined qualify as independent directors under the applicable requirements of the Nasdaq Stock Market Rules. All of our committee charters are available on the Investor Relations page of our website, www.hginc.com.

Audit Committee

The Audit Committee is composed entirely of directors whom the Board has affirmatively determined are independent of the Company and its management as defined by the Nasdaq Stock Market Rules and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of the Audit Committee are Kelly Sharpe, Samuel Shimer, and Barbara Sinsley. Ms. Sharpe serves as chair of the Audit Committee.

The Board has also determined that each member of the Audit Committee satisfies the financial literacy requirements of the Nasdaq Stock Market Rules and that Ms. Sharpe is an “audit committee financial expert,” as that term is defined under Item 407(d) of Regulation S-K. In making its determination that Ms. Sharpe qualifies as an “audit committee financial expert,” the Board considered her education and the nature and scope of Ms. Sharpe’s prior experience. The members of the Audit Committee are reviewed at least annually by the Board.

The primary purpose of our Audit Committee is to oversee the integrity of our financial statements, our financial reporting process, the independent accountants’ qualifications and independence, the performance of the independent accountants and our compliance with legal and regulatory requirements on behalf of our Board. In particular, our Audit Committee performs the following key functions, among others:

•
reviewing our financial statements, reports, earnings press releases and other financial information (including internal procedures used in the preparation thereof) in conjunction with management and the independent auditor;
•
appointing our independent auditor and approving all audit and engagement compensation and terms, as well as all permitted non-audit services by our independent auditors, and meeting with our independent auditors to review and discuss certain financial measures;
•
reviewing the adequacy and effectiveness of our internal controls regarding accounting and financial matters;
•
reviewing and addressing conflicts of interests of directors and executive officers; and
•
reporting regularly to the full Board.

Additional information regarding our Audit Committee and its processes and procedures for the consideration and approval of related person transactions can be found under the heading “Certain Relationships and Related Party Transactions.”

The Audit Committee met four times in 2021.

Compensation Committee

The Compensation Committee is composed entirely of directors who are independent of the Company and its management, as defined by the Nasdaq Stock Market Rules. The members of the Compensation Committee are Samuel Shimer, Shirley Cho, and Michael Hexner, with Mr. Hexner serving as chair of the Compensation Committee.

The principal responsibilities of our Compensation Committee are to assist our Board by ensuring that our officers and key executives are compensated in accordance with our total compensation objectives and policies and to develop and implement these objectives and policies. In particular, the Compensation Committee is responsible for the following key functions, among others:

•
reviewing and approving corporate goals and objectives of executive compensation; and
•
evaluating and approving the compensation and benefits of our executive officers and approving compensation for new executive officers hired.

For additional information regarding the committee’s processes and procedures for considering and determining executive compensation, including the role, if any, of executive officers in determining the amount or form of executive compensation, see “Compensation Discussion and Analysis” below.

The Compensation Committee met four times in 2021.

Corporate Governance Committee

The Corporate Governance Committee is composed entirely of directors who are independent of the Company and its management, as defined by the Nasdaq Stock Market Rules. The members of the Corporate Governance Committee are Barbara Sinsley and Michael Hexner. Ms. Sinsley serves as chair of the Corporate Governance Committee.

The purpose of our Corporate Governance Committee is to assist in shaping the corporate governance of the Company, and exercise general oversight with respect to nominations to, and the governance of, the Board and related federal securities laws matters. The primary responsibilities of the Corporate Governance Committee include:

•
taking a leadership role in shaping the Company’s corporate governance policies and practices;
•
reviewing the Corporation’s Code of Conduct;
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recommending the slate of director nominees for election to the Board at the annual meeting of shareholders;
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identifying and recommending candidates to fill vacancies occurring between annual shareholder meetings; and
•
overseeing management’s development and succession planning.

The Corporate Governance Committee met four times in 2021.

Risk Oversight

Together with the Board’s standing committees, the Board is responsible for ensuring that material risks are identified and managed appropriately. The Board and its committees regularly review material operational, financial, cybersecurity, compensation and compliance risks with senior management. As part of its responsibilities as set forth in its charter, the Audit Committee is responsible for overseeing the quality and integrity of the Company’s financial statements and other financial information, financial reporting process, internal controls and procedures for financial reporting and internal audit function. In addition, the Audit Committee strives to provide an open avenue of communication among the Company’s independent auditor, management and the Board. The Compensation Committee considers risk in connection with its design of compensation programs for our executives. Each committee regularly reports to the Board.

Director Nomination Process

The Corporate Governance Committee has responsibility for the director nomination process. The Corporate Governance Committee identifies potential nominees for directors from various sources, including recommendations by management and other Board members. The Corporate Governance Committee then reviews the appropriate skills and characteristics required of Board members in the context of the current composition of the Board. The Corporate Governance Committee considers, among other things, a potential director’s independence and conflicts of interests, character and integrity, financial literacy, education and business experience and available time to devote to Board matters. The Corporate Governance Committee seeks candidates from diverse business and professional backgrounds with outstanding integrity, achievements, judgment and such other skills and experience that would enhance the Board’s ability to serve the long-term interests of our shareholders. In addition, the Corporate Governance Committee has made a concerted effort in recent years to identify female candidates. The Corporate Governance Committee considers diversity as one of a number of factors in identifying nominees for director. The Committee views diversity broadly to include diversity of experience, skills and viewpoint as well as other diversity concepts such as race, gender and disability. The Corporate Governance Committee’s objective is to assemble a slate of directors that can best fulfill the Company’s goals and promote the interests of shareholders. The Corporate Governance Committee believes these practices have been effective.

The Corporate Governance Committee will consider a shareholder’s recommendation for director, but the Corporate Governance Committee has no obligation to nominate such candidates for election by the Board. Assuming that appropriate biographical and background material is provided for candidates recommended by shareholders, the Corporate Governance Committee will evaluate those candidates by following substantially the same process and applying substantially the same criteria as for candidates recommended by other sources. If a shareholder has a suggestion for candidates for election, the shareholder should mail it to: Secretary, Heritage Global Inc., 12625 High Bluff Drive, Suite 305, San Diego, California, 92130. No person recommended by a shareholder will become a nominee for director and be included in the Company’s Proxy Statement unless the Corporate Governance Committee recommends, and the Board approves, such person.

If a shareholder desires to nominate a person for election as director at a shareholders’ meeting, that shareholder must comply with Article V, Section 8 of the Company’s Restated By-laws as described below under “Shareholder Proposals for the 2023 Annual Meeting of Shareholders.”

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

As part of the operations of NLEX, the Company leases office space in Edwardsville, IL that is owned by Mr. Ludwig, Director and President of the Company’s Financial Assets Division (which encompasses NLEX). The total amount paid to the related party was approximately $110,000 for both years ended December 31, 2021 and 2020, respectively, and is included in selling, general and administrative expenses in the consolidated income statement included in our Annual Report on Form 10-K. All of the payments in both 2021 and 2020 were made to Mr. Ludwig.

While the Board currently does not have a written policy with respect to approval of transactions with related parties, it is the policy of the Board to approve any transactions with related persons. Any approvals would be reflected in the minutes of the meeting of the Board at which the Board approved the transaction. We have adopted a written policy, however, on conflicts of interest, which appears in our Code of Conduct. The Code of Conduct states that a “conflict of interest” exists when any relationship, influence or activity of an officer, director or employee might impair, or have the appearance of impairing, his/her ability to make objective and fair decisions when performing his/her job. Under the Code of Conduct, officers, directors and employees are to avoid actual conflicts of interest, but to also avoid the appearance of a conflict. Transactions or relationships that may reasonably be expected to give rise to conflicts of interest are not permitted. Potential, apparent or actual conflicts of interest must be reported to management.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 13, 2022 and based on 36,677,837 shares of common stock and 565 shares of Series N preferred stock issued and outstanding, information regarding beneficial ownership of our common stock and Series N Preferred Stock by the following:

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each person, or group of affiliated persons, who is known by us to beneficially own 5% or more of any class of our voting securities;
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each continuing director;
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each of our named executive officers; and
•
all continuing directors and executive officers as a group

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership means that a person has or shares voting or investment power of a security, and includes shares underlying options and warrants that are currently exercisable or exercisable within sixty (60) days after the measurement date. The information in the table below is based on information supplied by our directors and executive officers and public filings.

Except as otherwise indicated, we believe that the beneficial owners of the common stock and Series N Preferred Stock listed below have sole investment and voting power with respect to their shares, except where community property laws may apply. Unless otherwise indicated, we deem shares of common stock subject to options that are exercisable within sixty (60) days of April 13, 2022 to be outstanding and beneficially owned by the person holding the options for the purpose of computing percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the ownership percentage of any other person. We are not aware of any arrangements, including any pledge by any person of securities of the registrant or any of its parents, the operation of which may at a subsequent date result in a change of control of the registrant.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)		Percentage of Common Stock Beneficially Owned
Topline Capital Partners, LP	4,420,000	(3)	12.0%
Allan C. Silber	3,620,961	(4)	9.9%
Punch & Associates Investment Management, Inc.	2,384,530	(5)	6.5%
Ross Dove	2,151,137		5.9%
David Ludwig	1,076,021	(6)	2.9%
Samuel L. Shimer	225,000	(7)	*%
Michael Hexner	211,026	(8)	*%
Nicholas Dove	58,184	(9)	*%
Barbara Sinsley	15,050	(10)	*%
Kelly Sharpe	9,550	(11)	*%
Shirley Cho	—		*%
All Executive Officers and Directors as a Group (10 people)	4,074,728		11.0%

* Indicates less than one percent.

(1)
Unless otherwise noted, each person or entity named as beneficial owner has sole voting and dispositive power with respect to the shares of stock owned by each of them. Unless otherwise noted, all addresses are c/o Heritage Global Inc. 12625 High Bluff Drive, Suite 305, San Diego, California, 92130.
(2)
As to each person or entity named as beneficial owners, that person’s or entity’s percentage of ownership is determined based on the assumption that any options or convertible securities held by such person or entity which are exercisable or convertible within sixty (60) days of April 13, 2022, have been exercised or converted, as the case may be.
(3)
Unrelated third party with beneficial ownership greater than 5.0%, based solely upon a Schedule 13G/A filed on February 8, 2021 with the SEC by Topline Capital Partners, L.P., which has sole voting power and sole dispositive power with respect to 4,420,000 shares. The address for the reporting person is 2913 3rd Street, Unit 201, Santa Monica, CA 90405.
(4)
Unrelated third party with beneficial ownership greater than 5.0%. Mr. Silber has sole voting power and sole dispositive power with respect to 3,620,961 shares. The address for the reporting person is 22 St. Clair Avenue East, Suite 1201, Toronto, Ontario, M4T 2S3, Canada.
(5)
Unrelated third party with beneficial ownership greater than 5.0%, based solely upon a Schedule 13G/A filed on February 14, 2022 with the SEC by Punch & Associates Investment Management, Inc., which has sole voting power and sole dispositive power with respect to 2,384,530 shares. The address for the reporting person is 7701 France Ave. So., Suite 300, Edina, MN 55345.
(6)
Includes 43,125 shares of common stock issuable pursuant to options. Mr. Ludwig’s address is c/o National Loan Exchange Inc., 10 Sunset Hills Professional Center, Floor 1, Edwardsville, IL 62025.
(7)
Includes 70,000 shares of common stock issuable pursuant to options.
(8)
Includes 60,000 shares of common stock issuable pursuant to options.
(9)
Includes 45,000 shares of common stock issuable pursuant to options.
(10)
Includes 8,750 shares of common stock issuable pursuant to options.
(11)
Includes 8,750 shares of common stock issuable pursuant to options.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The Company’s executive officers as of April 15, 2022, are:

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Ross Dove;
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James Sklar;
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Brian Cobb;
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David Ludwig; and
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Nicholas Dove.

Ross Dove, age 69, currently serves as a Class I director and the Chief Executive Officer and President of the Company. Mr. Ross Dove was appointed our Chief Executive Officer in May 2015 and has served as Co-Managing Partner of Heritage Global Partners, Inc., a Company subsidiary (“HGP”) since its founding in October 2009. Together with his brother, Kirk Dove, Mr. Ross Dove joined our company when HGI acquired HGP in February 2012. Mr. Dove began his career in the auction business over thirty years ago, beginning with a small family-owned auction house and helping to expand it into a global firm, DoveBid, which was sold to a third party in 2008. The Messrs. Dove remained as global presidents of the business until September 2009, and then formed HGP in October 2009. During his career, Mr. Dove has been actively involved with advances in the auction industry such as theatre-style auctions, which was a first step in migrating auction events onto the Internet. Mr. Dove has been a member of the National Auctioneers Association since 1985, and a founding member of the Industrial Auctioneers Association. He served as a director of Critical Path from January 2002 to January 2005 and has served on the boards of several venture funded companies. Ross Dove is the brother of Kirk Dove and uncle of Nicholas Dove.

James Sklar, age 56, currently serves as our Executive Vice President, General Counsel, and Secretary and has served in such capacities since May 2015. From June 2013 to May 2015, Mr. Sklar served as the Executive Vice President and General Counsel of Heritage Global Partners, Inc. Mr. Sklar has more than three decades of relevant legal expertise serving leading worldwide asset advisory and auction services firms. Throughout his career, Mr. Sklar has played a key role in establishing relationships with global alliance partners and implementing international contracts as well as expanding the adoption of the auction sale process in North America, Europe, Asia and Latin America. Mr. Sklar is responsible for all of the Company’s legal matters including negotiating global transactional business alliance documents, managing relationships and contracts with worldwide clients and business partners, and providing legal representation for all of the Heritage Global companies. Mr. Sklar received a Bachelor of Science in economics from the Wharton School of the University of Pennsylvania and a Juris Doctorate from Wayne State University Law School.

Brian Cobb, age 38, is currently the Company’s principal financial officer serving as Vice President of Finance and has served in such capacity since March 2021. Prior to his appointment, Mr. Cobb served as the Company’s Corporate Controller for over two years and held the position of Director of Financial Reporting when he first started with the Company in July 2017. Before joining the Company in 2017, Mr. Cobb was a manager in the assurance practice of PricewaterhouseCoopers.

David Ludwig, age 65, currently serves as a Class II director and as the President of Heritage Global’s Financial Asset division, which comprises the Company’s National Loan Exchange (“NLEX”) and Heritage Global Capital subsidiaries. He joined Heritage Global in 2014, with the Company’s acquisition of NLEX, which he developed from its start as a post-Resolution Trust Corporation (RTC) sales outlet to the nation’s leading broker of charged-off credit card and consumer debt accounts. With more than 25 years of experience in the financial industry, Mr. Ludwig is considered one of the pioneers in the debt sales industry, and has been a featured speaker at many industry conferences. He has also been quoted in numerous publications including the New York Times, LA Times, Collections and Credit Risk, Collector Magazine, and serves as consultant and expert witness within the industry. Since introducing NLEX to financial institutions in the early 1990’s, Mr. Ludwig has supervised the sale of over 5,000 portfolios with face value of $150 billion. Mr. Ludwig holds a Bachelor of Science Degree in Economics from the University of Illinois.

Nicholas Dove, age 32, currently serves as President, Industrial Assets Division of the Company and has served in such capacity since September 2020. From July 2017 to September 2020, Mr. Dove previously served as Executive Vice President of Sales of Heritage Global Partners since August 2017. From July 2012 to July 2017, Mr. Dove served as one of Heritage Global Partners’ Directors of Sales. Mr. Dove is the son of Kirk Dove and nephew of Ross Dove.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following sections provide an explanation and analysis of our executive compensation program and the material elements of total compensation paid to each of our named executive officers. Included in the discussion is an overview and description of:

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our compensation philosophy and program;
•
the objectives of our compensation program;
•
what our compensation program is designed to reward;
•
each element of compensation;
•
why we choose to pay each element;
•
how we determine the amount for each element; and
•
how each compensation element and our decision regarding that element fit into our overall compensation objectives and affect decisions regarding other elements, including the relationship between our compensation objectives and our overall risk management.

In reviewing our executive compensation program, we considered issues pertaining to policies and practices for allocating between long-term and currently paid compensation and those policies for allocating between cash and non-cash compensation. We also considered the determinations for granting awards, performance factors for our company and our named executive officers, and how specific elements of compensation are structured and taken into account in making compensation decisions. Questions related to the benchmarking of total compensation or any material element of compensation, the tax and accounting treatment of particular forms of compensation and the role of executive officers (if any) in the total compensation process also are addressed where appropriate. In addition to the named executive officers discussed below, we had 60 salaried employees as of April 13, 2022.

Named Executive Officers

Our named executive officers for the last completed fiscal year were as follows:

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Ross Dove, President and Chief Executive Officer;
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David Ludwig, President, Financial Assets Division; and
•
Nicholas Dove, President, Industrial Assets Division.

Overview of our Compensation Program and Compensation Philosophy and Objectives

We compensate our executive management through a combination of base salaries and profit-driven incentives. We adhere to the following compensation policies, which are designed to support the achievement of our business strategies:

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Our executive compensation program should strengthen the relationship between compensation, both cash and equity-based, and performance by emphasizing variable, at-risk earnings that are dependent upon the successful achievement of specified corporate, business unit and individual performance goals.
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Each executive’s total compensation is committed to long-term, at-risk compensation to focus management on the long-term interests of shareholders.
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An appropriately balanced mix of at-risk incentive cash and equity-based compensation aligns the interests of our executives with that of our shareholders. The equity-based component promotes a continuing focus on building profitability and shareholder value.
•
Total compensation should enhance our ability to attract, retain, motivate and develop knowledgeable and experienced executives upon whom, in large part, our successful operation and management depends.
•
Total compensation should encourage our executives to ensure that the risks involved in any business decision align that executive’s potential personal return with maximal return to shareholders.

A core principle of our executive compensation program is the belief that compensation paid to executive officers should be closely aligned with our near- and long-term success, while simultaneously giving us the flexibility to recruit and retain the most qualified key executives. Our compensation program is structured so that it is related to our stock performance and other factors, direct and indirect, all of which may influence long-term shareholder value and our success.

We utilize each element of executive compensation to ensure proper balance between our short- and long-term success as well as between our financial performance and shareholder return. In this regard, we believe that the executive compensation program for our named executive officers is consistent with our financial performance and the performance of each named executive officer. We have not utilized the services of compensation consultants in determining or recommending executive compensation, but may do so in the future.

Role of the Compensation Committee

Our Compensation Committee oversees and approves all compensation and awards made to our executive officers to the extent their compensation is not determined by preexisting employment agreements. The Compensation Committee reviews the performance and compensation of the executive officers and establishes their compensation accordingly, with consultation from others, including outside third-party consultants, when appropriate.

Elements of Our Named Executive Officer Compensation Program

The compensation we provide to our named executive officers is primarily comprised of three elements: base salary, bonuses, and equity incentive grants. We believe that offering these elements of compensation allows us to meet each of the objectives of our compensation philosophy, as well as to remain competitive with the market for acquiring executive talent. We also provide our named executive officers with certain other benefits and perquisites that are discussed below under “Other Compensation.”

Base Salary

Unless specified otherwise in an employment agreement, the base salaries of our named executive officers are evaluated periodically. In evaluating appropriate pay levels and salary increases for such officers, the Compensation Committee uses a subjective analysis, considering achievement of our strategic goals, level of responsibility, individual performance, and internal equity and external pay practices. In addition, the Committee considers the scope of the executives’ responsibilities, taking into account competitive market compensation for similar positions where available, as well as seniority of the individual, our ability to replace the individual and other primarily judgmental factors deemed relevant by our Board and Compensation Committee. For 2022, Mr. Ross Dove’s annual base salary was increased to $425,000. Mr. Nick Dove and Mr. Ludwig’s annual base salaries remained unchanged from 2021 to 2022, at $200,000 and $400,000, respectively.

Bonuses

Bonus awards are designed to focus management attention on key operational goals for the current fiscal year. Our executives may earn a bonus based upon achievement of their specific operational goals and achievement by us or our business unit of financial targets. Cash bonus awards are distributed based upon the Company and the individual meeting performance criteria objectives. The final determination for all bonus payments is made by our Compensation Committee based on a subjective analysis of the foregoing elements, except where the bonus is provided for in an employment agreement or other contractual obligation between the Company and the executive.

We set bonuses based on a subjective analysis of certain performance measures in order to maximize and align the interests of our officers with those of our shareholders. Although performance goals are generally standard for determining bonus awards, we have and will consider additional performance rating goals when evaluating the bonus compensation structure of our executive management.

In addition, in instances where the employee has responsibility over a specific area, performance goals may be directly tied to the overall performance of that particular area.

For 2021, Ross Dove was eligible to receive a performance bonus of up to 50% of his base salary based on Mr. Dove meeting certain individual key performance indicators set by the Board and the Company meeting certain earnings per share growth metrics. Mr. Dove received a performance bonus equal to 25% of his base salary, or $87,500, based on the Company’s performance and Mr. Dove’s individual performance. For the years 2022 through 2024, Mr. Dove is eligible for a performance bonus based on the operating income of the Company, not including the amount of such bonus. Each year the amount of such bonus may range from $30,000 (corresponding to operating income of $3,030,000 for such year) to $1,800,000 (corresponding to operating income of $23,750,000 or more for such year). If earned, such bonus will be paid 75% in cash, and 25% in restricted stock units vesting nine months after the date of grant. The foregoing is conditioned upon Mr. Dove’s continued employment in good standing and is expected to constitute Mr. Dove’s entire performance based compensation for this period.

David Ludwig is eligible to receive a performance bonus under the terms of the Addendum to the Employment Agreements of David and Tom Ludwig (the “Addendum”), effective on June 1, 2018. The Addendum provides that each calendar year NLEX will allocate 30% of its Net Operating Income and 20% of its Principal Net Operating Income for cash incentive awards to the employees of NLEX, including Mr. Ludwig. Such cash incentive awards are allocated among the NLEX employees, including Mr. Ludwig, based on Mr. Ludwig’s recommendation to our Board. In 2021, Mr. Ludwig received cash incentive awards pursuant to this arrangement of $226,286.

In 2021, Nicholas Dove earned a performance bonus of $410,906, which was calculated as follows: the first $50,000 of HGP’s divisional Net Operating Income, plus 10% of excess divisional Net Operating Income of HGP over $50,000.

As Mr. Ludwig’s, Mr. Ross Dove’s and Mr. Nicholas Dove’s bonuses are closely tied to our profitability, we believe the bonus structure does not encourage inappropriate risk-taking on their part.

Equity Incentive Grants

In keeping with our philosophy of providing a total compensation package that favors at-risk components of pay, long-term incentives can comprise a significant component of our executives’ total compensation package. These incentives are designed to motivate and reward executives for maximizing shareholder value and encourage the long-term employment of key employees. Our objective is to provide executives with above-average, long-term incentive award opportunities.

We have traditionally used stock options as the predominant form of stock-based compensation. Stock options generally are granted at the prevailing market price on the date of grant and will have value only if our stock price increases. Grants of stock options generally are based upon our performance, the level of the executive’s position, and an evaluation of the executive’s past and expected future performance. We do not time or plan the release of material, non-public information for the purpose of affecting the value of executive compensation.

On June 1, 2021, the Company granted 40,000 options to purchase common stock to David Ludwig, which was made in connection with the Addendum. On August 23, 2021, the Company granted 200,000 options to purchase common stock to Nicholas Dove. See “Grants of Plan-Based Awards” below, for details. No other options were granted to any of our named executive officers during 2021.

Assuming the 2022 Heritage Global Incentive Plan is approved by the shareholders at the Annual Meeting, we intend to use restricted shares and restricted stock units as our primary long-term compensation vehicle for our executive officers moving forward.

Other Compensation

In addition to the primary compensation elements discussed above, we provide our named executive officers with the following limited benefits and perquisites (which are described in more detail below in footnotes 2 and 4 to the 2021 Summary Compensation Table): the Company provided for the payment of an automobile allowance to Mr. Dove in the amount of $14,029 for 2021 and 2020, and the Company provided for the payment of club membership dues for Mr. Ludwig in the amount of $10,216 and $8,773 for 2021 and 2020, respectively. We consider these additional benefits to be a part of a named executive officer’s overall compensation. These benefits generally do not impact the level of other compensation paid to our named executive officers, due to the fact that the incremental cost to us of these benefits and perquisites represents a small percentage of each named executive officer’s total compensation package. We believe that these enhanced benefits and perquisites provide our named executive officers with support services that allow them to focus attention on carrying out their responsibilities to us and are synergistic with positively marketing the Company. In addition, we believe that these benefits and perquisites help us to be competitive and retain talented executives. There were no pension or change in control benefits in either 2021 or 2020.

Upon termination of employment by us without cause, Mr. Ross Dove is entitled to 12 months base salary and a pro rata share of the bonus payable in the fiscal year of termination. Any bonus payable is based on the termination date (provided that, as of the termination date, the performance criteria established with respect to the bonus for the fiscal year have been met), subject to certain conditions.

Upon termination of employment by us without cause, Mr. Ludwig is entitled to receipt of his base salary, payable in equal monthly installments that would have been received through the last day of the term of his employment agreement. Mr. Ludwig does not receive any compensation for his service as a director on our Board because he is employed by the Company.

Say on Pay Analysis

At our 2021 Annual Meeting, we held an annual advisory vote on executive compensation, and approximately 18,858,002 shares were voted in favor of our named executive officer compensation for 2020. The Compensation Committee will continue to consider the results from last year’s and future advisory votes on named executive officer compensation, as well as periodic feedback from shareholders, when evaluating our compensation program. Furthermore, based on the results of the advisory vote held at our 2021 Annual Meeting on the frequency of advisory votes on executive compensation, we intend to hold an advisory vote to approve our named executive officer compensation at our 2024 Annual Meeting.

Anti-Hedging of Company Stock

The Company maintains an anti-hedging policy in its Code of Conduct. The Company’s policy prohibits directors, officers and employees, with respect to the Company’s stock, from trading on a short-term basis, engaging in short sales, or buying or selling puts or calls. Moreover, all transactions in the Company’s stock by directors and officers must be cleared by the Corporation’s Secretary. The Company believes that it is improper and inappropriate for its directors, officers and employees to engage in short-term or speculative transactions involving the Company’s stock.

Financial Restatements

The Compensation Committee has not adopted a policy with respect to whether we will make retroactive adjustments to any cash or equity-based incentive compensation paid to named executive officers (or others) where the payment was predicated upon the achievement of financial results that were subsequently the subject of a restatement.

In 2015, the SEC issued proposed rules regarding the adoption of “clawback” policies by publicly listed companies in accordance with the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). If and when final SEC rules implementing these requirements have become effective, publicly listed companies will be required to adopt a “clawback” policy providing for the recovery of certain incentive-based compensation from the executive officers of the company in the event the company is required to restate its financials as a result of material noncompliance of the company with any financial reporting requirements under the securities laws. The Company intends to adopt a compensation recoupment policy that will comply with the requirements of the Dodd-Frank Act if and when such final rules have become effective.

2021 Summary Compensation Table

The following table provides information regarding the compensation earned by each of our named executive officers for the fiscal years ended December 31, 2021 and 2020.

Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Plan Compensation ($)	Stock Awards ($)(1)	All Other Compensation ($)		Total ($)
Ross Dove	2021	350,000	87,500	—	14,029	(2)	451,529
President and Chief Executive	2020	350,000	48,000		14,029	(2)	412,029
Officer
David Ludwig	2021	400,000	226,286	78,680	10,216	(3)	715,182
President, Financial Assets	2020	400,000	462,959	42,404	8,773	(3)	914,136
Nicholas Dove	2021	200,000	410,906	243,900	—		854,806
President, Industrial Assets	2020	181,250	685,949	—	—		867,199

(1)
See “Grants of Plan-Based Awards,” below, for details regarding the assumptions made in the valuation of these stock awards.
(2)
This amount represents payment for an automobile allowance.
(3)
This amount includes membership dues. Membership dues paid on behalf of Mr. Ludwig were $10,216 and $8,773, for 2021 and 2020, respectively.

Grants of Plan-Based Awards

On June 1, 2020, the Company granted 45,000 options to purchase common stock at an exercise price of $1.41 per share, and on June 1, 2020, the Company granted 40,000 options to purchase common stock at an exercise price of $2.81 per share, each of which were issued in connection with an addendum to the Employment Agreement of David Ludwig. On August 23, 2021, the Company granted 200,000 options to purchase common stock at an exercise price of $1.78 per share to Nicholas Dove. No other option grants were made to our named executive officers noted above during 2021 and 2020.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the detail of outstanding equity awards at December 31, 2021.

Name	Number of Securities Underlying Unexercised Options: Exercisable		Number of Securities Underlying Unexercised Options: Unexercisable		Option Exercise Price ($/Share)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Units of Stock That Have Not Vested		Equity Incentive Plan Awards: Market Value of Unearned Units of Stock That Have Not Vested
Nicholas Dove	45,000	(1)	—		$0.45	December 9, 2026	N/A		N/A
David Ludwig	—		—		N/A	N/A	300,000	(2)	$1.87
David Ludwig	21,250	(3)	21,250	(3)	$0.70	June 1, 2029	N/A		N/A
David Ludwig	11,250	(4)	33,750	(4)	$1.41	June 1, 2030	N/A		N/A
David Ludwig	—		40,000	(5)	$2.81	June 1, 2031	N/A		N/A
Nicholas Dove	—		200,000	(6)	$1.78	August 23, 2031	N/A		N/A

(1)
The options vest 25% annually beginning on the first anniversary of the December 9, 2016 grant date.
(2)
The Company granted 300,000 shares of Company restricted common stock in connection with an addendum to the Employment Agreement of David Ludwig (as described previously in “Grants of Plan-Based Awards”).
(3)
The Company granted 42,500 options to purchase common stock in connection with an addendum to the Employment Agreement of David Ludwig (as described previously in “Grants of Plan-Based Awards”). The options vest 25% annually beginning on June 1, 2020.
(4)
The Company granted 45,000 options to purchase common stock in connection with an addendum to the Employment Agreement of David Ludwig (as described previously in “Grants of Plan-Based Awards”). The options vest 25% annually beginning on June 1, 2021.
(5)
The options vest 25% annually beginning on the first anniversary of the June 1, 2021 grant date.
(6)
The options vest 25% annually beginning on the first anniversary of the August 23, 2021 grant date.

There were no adjustments or changes in the terms of any of our option awards in 2021.

Compensation of Directors

In 2021, each director who is not an employee of the Company received a $20,000 cash retainer, $1,000 per meeting attended in person or by telephone, and grant of options to purchase 10,000 shares of common stock (with the exception of Messrs. Dove and Ludwig, who, as employees of the Company, do not receive compensation for their service as directors). In addition, the Chairman of the Board received a cash retainer of $75,000, the Chair of the Audit Committee received a cash retainer of $10,000, Audit Committee members who are not the Chair received a cash retainer of $5,000, and other committee chairpersons received a cash retainer of $2,000. Each director who is not an employee of the Company also received options under our stock option plans at the discretion of the Board. In 2021, Kelly Sharpe, as Chair of the Audit Committee, Barbara Sinsley, as Chair of the Corporate Governance Committee, and Michael Hexner, as non-Chair member of the Corporate Governance Committee, received additional one-time cash retainers of $16,667, $1,000 and $1,500, respectively.

The Corporate Governance Committee engaged ClearBridge Compensation Group LLC (“ClearBridge”), an independent compensation consultant, to review the Company’s non-employee director compensation program. ClearBridge provided survey data for comparably sized companies to the Company. Based on this assessment, and the Board’s desire to maintain a market competitive program in order to attract, retain, and compensate directors for their time commitment on the Board, the Board approved the following changes for the 2022 non-employee director program:

•
Annual Board Cash Retainer: Increased annual Board cash retainer from $20,000 to $25,000 in lieu of paying meeting fees for Board meetings attended.
•
Annual Long-term Incentive Compensation: Shifted from granting time-vested stock options to time-vested restricted common stock. Starting in 2022 non-employee directors will receive 15,000 shares of time-vested restricted common stock that vest on the first anniversary of the date of grant.
•
Compensation for Committee Service:
o
Audit Committee: In addition to existing cash retainers, provided for $1,000 per meeting attended. The Committee Chair will receive an additional one-time retainer of $33,333.
o
Compensation Committee and Corporate Governance Committee: Increased Committee Chair annual cash retainer from $2,000 to $6,000 and provided for annual cash retainer of $3,000 to non-chair members of the Committees (non-chair members previously received no additional compensation for Committee service).

In addition to the 2022 program changes, the Board also approved the following modifications for the 2021 program, each to be instituted following the Annual Meeting and conditioned upon shareholder approval of the proposed 2022 Heritage Global Inc. Equity Incentive Plan:

•
A grant of 10,000 shares of time-vested restricted common stock to each non-employee director; and
•
In order to manage potential shareholder dilution, and to have sufficient shares to make restricted common stock grants, cancellation of stock options to purchase 10,000 shares of common stock to each director.

The following table sets forth the aggregate compensation for services rendered during fiscal 2021 by each person serving as a director.

Name	Fees Earned or Paid in Cash ($)		Option Awards ($)(1)	Total ($)
Samuel L. Shimer	91,750		20,493	112,243
Michael Hexner	25,500	(2)	20,493	45,993
Barbara Sinsley	36,000	(3)	20,493	56,493
Kelly Sharpe	57,167		20,493	77,660
Allan C. Silber	25,250		—	25,250
J. Brendan Ryan(4)	24,000		20,493	44,493
David Ludwig (5)	—		—	—
Ross Dove (5)	—		—	—
Shirley S. Cho (6)	—		—	—

(1)
The value included in this column represents the grant date fair value of the option award computed in accordance with FASB ASC Topic 718. The number of shares underlying stock options granted during 2021 for each of the directors listed in the table was as follows: Mr. Shimer — 10,000; Mr. Hexner — 10,000; Ms. Sinsley — 10,000, Ms. Sharpe — 10,000. Mr. Ryan — 10,000.
(2)
Includes an additional retainer payment of $1,000 paid to Ms. Sinsley as Chair of the Corporate Governance Committee.
(3)
Includes an additional retainer payment of $1,500 paid to Mr. Hexner as non-Chair member of the Corporate Governance Committee.
(4)
Brendan Ryan resigned from the Board on December 19, 2021.
(5)
Director was not compensated for his service on the Board during 2021 due to the compensation he received for his employment as one of our executive officers.
(6)
Shirley S. Cho was appointed to the Board on December 20, 2021.

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The appointment of our independent auditor will be approved annually by the Audit Committee and ratified by our shareholders. The Audit Committee reviews both the audit scope and estimated fees for professional services for the coming year. The Audit

Committee has authorized the engagement of Baker Tilly US, LLP (“Baker Tilly”) as our independent registered public accounting firm for the fiscal year ended December 31, 2022.

Baker Tilly was our independent registered public accounting firm for the fiscal year ended December 31, 2021. As previously disclosed in our Current Report on Form 8-K filed with the SEC on November 5, 2020, the audit practice of Squar Milner, LLP, our former independent registered public accounting firm (“Squar Milner”), was acquired by Baker Tilly on November 1, 2020 in a transaction pursuant to which Squar Milner merged its operations with Baker Tilly and certain of the professional staff and partners of Squar Milner joined Baker Tilly either as employees or partners of Baker Tilly. On November 1, 2020, Squar Milner resigned as the Company’s independent registered public accounting firm and, with the approval of the Audit Committee and the Board, Baker Tilly was engaged as the Company’s independent registered public accounting firm, effective on such date.

Prior to engaging Baker Tilly, the Company did not consult with Baker Tilly regarding application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Baker Tilly on the Company’s financial statements, and Baker Tilly did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Squar Milner’s reports regarding the Company’s financial statements for the fiscal year ended December 31, 2019 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended December 31, 2019 and during the interim period of the fiscal year ended December 31, 2020 through November 1, 2020, the date of Squar Milner’s resignation, there were no disagreements with Squar Milner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Squar Milner, would have caused it to make reference to such disagreement in its reports. During the fiscal year ended December 31, 2019 and during the interim period of the fiscal year ended December 31, 2020 through November 1, 2020, there were no “reportable events” as defined under Item 304(a)(1)(v) of Regulation S-K. The Company provided Squar Milner and Baker Tilly with a copy of the 2021 Proxy Statement prior to its filing with the Securities and Exchange Commission. We requested that Squar Milner furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. We also requested that Baker Tilly furnish the Company with a letter addressed to the Securities and Exchange Commission stating any new information, clarification of the Company’s expression of its views, or the respects in which it does not agree with the statements made above.

On November 1, 2020 (the “Engagement Date”), we engaged Baker Tilly as our independent auditors for the fiscal year ending December 31, 2021. The decision to engage Baker Tilly as our independent registered public accounting firm was approved by the Audit Committee.

Representatives of Baker Tilly, which combined with the Company’s former auditor Squar Milner, are expected to virtually attend the Annual Meeting and will have an opportunity to make a statement if they wish. They are also expected to be available to answer questions at the meeting.

Independent Auditor Fee Information

The following table presents fees for professional audit services rendered by Baker Tilly for the audit of our annual consolidated financial statements and fees for other services rendered by Baker Tilly for the fiscal years ended December 31, 2021 and 2020:

Baker Tilly	Year Ended December 31, 2021	Year Ended December 31, 2020
Audit Fees	$178,284	$89,248
Registration Statement Fees(1)	21,816	—
Tax Fees	—	—
All Other Fees(2)	21,600	—
Total	$221,700	$89,248

(1)
Registration Statement Fees include services for the Form S-3 Registration Statement.
(2)
All Other Fees include financial statement review services for HGC Funding I LLC and HGC Origination I LLC.

The following table presents fees for professional audit services rendered by Squar Milner during the interim period from January 1, 2020 through November 1, 2020, the resignation date of Squar Milner:

Squar Milner	January 1, 2020 - November 1, 2020
Audit Fees	$45,360
Audit-Related Fees	34,274
Tax Fees	—
All Other Fees	15,212
Total	$94,846

Pre-Approval Policy of Audit and Non-Audit Services

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder, the Audit Committee charter contains a policy requiring the Audit Committee to pre-approve any audit-related and permitted non-audit services performed by the independent registered public accounting firm. All proposals for services to be provided by the independent registered public accounting firm, which must include a detailed description of the services to be rendered and the amount of corresponding fees, are submitted to the Chairman of the Audit Committee and the principal financial officer. The principal financial officer authorizes services that have been pre-approved by the Audit Committee. If there is any question as to whether a proposed service fits within a pre-approved service, the Audit Committee chair is consulted for a determination. The principal financial officer submits requests or applications to provide services that have not been pre-approved by the Audit Committee, which must include an affirmation by the principal financial officer and the independent registered public accounting firm that the request or application is consistent with the SEC’s rules on auditor independence, to the Audit Committee (or its Chair or any of its other members pursuant to delegated authority) for approval.

Audit Services. Audit services include the financial statement audit (including annual and quarterly reviews) and other procedures required to be performed by the independent registered public accounting firm to be able to form an opinion on our financial statements. The Audit Committee pre-approves specified annual audit services engagement terms and fees and other specified audit fees. All other audit services must be specifically pre-approved by the Audit Committee. The Audit Committee monitors the audit services engagement and may approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other items.

Audit-Related Services. Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of our financial statements which historically have been provided to us by the independent registered public accounting firm and are consistent with the SEC’s rules on auditor independence. The Audit Committee pre-approves specified audit-related services within pre-approved fee levels. All other audit-related services must be pre-approved by the Audit Committee.

Tax Services. The Audit Committee pre-approves specified tax services that the Audit Committee believes would not impair the independence of the independent registered public accounting firm and that are consistent with SEC rules and guidance. All other tax services must be specifically approved by the Audit Committee.

All Other Services. Other services are services provided by the independent registered public accounting firm that do not fall within the established audit, audit-related and tax services categories. The Audit Committee pre-approves specified other services that do not fall within any of the specified prohibited categories of services.

The Audit Committee pre-approved all services provided by Baker Tilly in 2021. The Audit Committee has pre-approved all services anticipated to be provided by Baker Tilly during 2022.

THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE FOR THE RATIFICATION OF BAKER TILLY US, LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022.

AUDIT COMMITTEE REPORT

The information contained in this Audit Committee Report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

The Audit Committee consists of three members of the Board, each of whom has been determined by the Board to be financially literate, as contemplated by the Nasdaq Stock Market Rules. The Board has determined that Kelly Sharpe is an “audit committee financial expert,” as that term is defined under 407(d) of Regulation S-K. Each member of the Audit Committee is independent, within the meaning of such term under the independence requirements for audit committee membership of the Nasdaq Stock Market Rules, Rule 10A-3 under the Exchange Act and the SEC’s rules and regulations.

The Audit Committee operates under a written charter approved by the Board, a copy of which is available on the Company’s website. As more fully described in the charter, the primary purpose of the Audit Committee is to assist the Board in its oversight of the integrity of the Company’s financial statements and effectiveness of internal controls over financial reporting and the performance, qualification and independence of the Company’s independent registered public accounting firm.

The Company’s management prepares the Company’s consolidated financial statements in accordance with accounting principles generally accepted in the United States of America and is responsible for the financial reporting process that generates these statements. Management is also responsible for establishing and maintaining adequate internal controls over financial reporting. The Audit Committee, on behalf of the Board, monitors and reviews these processes, acting in an oversight capacity relying on the information provided to it and on the representations made to it by the Company’s management, its auditors and other advisors.

The Audit Committee has reviewed and discussed the Company’s December 31, 2021 audited consolidated financial statements and effectiveness of internal controls over financial reporting with management and with its independent registered public accounting firm, Baker Tilly.

The Audit Committee has also received from, and discussed with, its independent registered public accounting firm the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board’s (the “PCAOB”), the SEC and the Audit Committee’s charter.

The Audit Committee has received from its independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence from the Company and its management. In addition, the Audit Committee has discussed and considered whether the provision of non-audit services by the Company’s principal auditor, as described above, is compatible with maintaining auditor independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the SEC.

The foregoing report has been approved by the Audit Committee.

Kelly Sharpe (Chair)
Samuel Shimer
Barbara Sinsley

PROPOSAL NO. 3:

APPROVAL OF THE 2022 HERITAGE GLOBAL INC. EQUITY INCENTIVE PLAN

Introduction

On April 12, 2022, the Board unanimously adopted and approved the 2022 Heritage Global Inc. Equity Incentive Plan, or the Plan, subject to approval by our shareholders at the Annual Meeting. The Plan would replace the Heritage Global Inc. 2016 Stock Option Plan, or the Prior Plan, and would apply to all awards granted after the Annual Meeting.

In determining to adopt and approve the Plan, subject to shareholder approval, the Board considered various factors, including the following:

•
If the Plan is approved, we would have 3.5 million shares authorized for issuance for future awards under the Plan. The additional shares to be authorized for grant under the Plan would be dilutive to shareholders by 8% based on the outstanding shares as of the Record Date.
•
Based on historical usage and current share price of our common stock, we estimate that the 3.5 million shares to be authorized for grant under the Plan, if approved by our shareholders, should be sufficient for us to make equity grants for the next several years, assuming we continue to grant awards consistent with our historical usage and expected practices, and noting that future circumstances may require us to make changes to our expected practices.
•
The Plan was designed to conform with existing best practices in equity incentive plans, which include:
•
fixed term of 10 years;
•
fungible share count;
•
prohibition on liberal share recycling;
•
prohibition on the repricing of stock options; and
•
limitations on non-employee director compensation.

Equity compensation is a critical component of our compensation program, and approval of the Plan is necessary to continue our company-wide equity compensation program for 2022 and beyond. If shareholders do not approve the Plan, we will be at a competitive disadvantage within our industry. The Board believes the Plan is essential to our success and in motivating executives and other employees to strive to enhance our growth and profitability. THEREFORE, THE BOARD RECOMMENDS YOU VOTE TO APPROVE THE PLAN.

Historical Equity Award Data

The following table sets forth information regarding all outstanding options under all of our prior equity compensation plans as of the Record Date. The last sales price of our common stock on December 31, 2021 and the Record Date, as reported on the Nasdaq stock market, was $1.87 and $1.13 per share, respectively.

Outstanding Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)	Number of Shares Available for Grant Under All Prior Equity Compensation Plans (1)

2,125,038	$1.31	7.52	26,019

(1)
This amount includes all shares available for grant under all prior equity compensation plans; however, as of the effective date of the Plan, no awards will be granted under any prior equity compensation plans.

The table below sets forth our burn rate for each of the last three fiscal years and the three-year average burn rate. Burn rate is calculated as the number of stock options, divided by the weighted average basic common shares outstanding in the year indicated.

	(a)	(b)	(a) ÷ (b)
	Options Granted	Weighted Average Basic Common Shares Outstanding	Burn Rate
2021	722,500	35,458,938	2.0%
2020	474,750	30,200,053	1.6%
2019	649,850	28,662,297	2.3%
		3-Year Average	2.0%

Summary of the Plan

The following summary of the material terms of the Plan is qualified in its entirety by reference to the complete text of the Plan as set forth in Appendix A to this Proxy Statement. You should read the complete text of the Plan for more details regarding the operation of the Plan.

Purpose. The Plan will allow the Company to make equity-based incentive awards to officers, employees, directors and consultants. It is anticipated that providing such persons with a direct stake in the Company will assure a closer alignment of the interests of such individuals with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

Share Limit. A total of 3.5 million shares shall be authorized for grant under the Plan. The shares the Company issues under the Plan will be authorized but unissued shares. The shares of common stock underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of stock, or are otherwise terminated (other than by exercise) under the Plan or the Prior Plan will be added back to the shares of common stock available for issuance under the Plan. Awards that may be settled solely in cash shall not be counted against the share reserve, nor shall they reduce the shares of common stock authorized for grant to any grantee in any calendar year.

Limit on Compensation to Non-Employee Directors. The grant date fair value of all awards made under the Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year shall not exceed $350,000.

Administration. The Plan will be administered by the Compensation Committee (the “Administrator”). The Administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, to determine the specific terms and conditions of each award, and accelerate at any time the exercisability or vesting of all or any portion of any award or waive any applicable forfeiture condition, subject to the provisions of the

Plan. The Administrator may delegate to a committee consisting of one or more officers the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not members of the delegated committee, subject to certain limitations and guidelines.

Persons eligible to participate in the Plan will be those full or part-time officers, employees, non-employee directors, and consultants of the Company and its affiliates as selected from time to time by the Administrator in its discretion (subject to certain limitations described in the Plan).

Stock Options. The Plan permits the granting of both options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and options that do not so qualify. To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year. Options granted under the Plan will be non-qualified options if they are designated as such, if they do not qualify as incentive stock options or if they exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible for awards under the Plan. The exercise price of each option will be determined by the Administrator but may not be less than 100% of the fair market value of the common stock on the date of grant or, in the case of an incentive stock option granted to a ten percent stockholder, 110% of such share’s fair market value. The term of each option will be fixed by the Administrator and may not exceed ten years from the date of grant. The Administrator will determine at what time or times each option may be exercised, including the ability to accelerate the vesting of such options.

Except as provided otherwise in an award certificate, upon exercise of options, the option exercise price may be paid in cash, by certified or bank check or other instrument acceptable to the Administrator or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee free of restrictions or were purchased in the open market. Subject to applicable law, the exercise price may also be delivered by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, non-qualified options may be exercised using a “net exercise” arrangement that reduces the number of shares issued to the optionee by the largest whole number of shares with a fair market value that does not exceed the aggregate exercise price, to the extent permitted by the Administrator.

Stock Appreciation Rights. The Administrator may award stock appreciation rights subject to such conditions and restrictions as it may determine. Stock appreciation rights entitle the recipient to cash or shares of common stock equal to the value of the appreciation in the stock price over the exercise price. The exercise price may not be less than 100% of the fair market value of the common stock on the date of grant. The term of each stock appreciation right will be fixed by the Administrator and may not exceed ten years from the date of grant. The Administrator will determine at what time or times each stock appreciation right may be exercised.

Restricted Shares, Unrestricted Shares, and Restricted Stock Units. The Administrator may award restricted shares of common stock and restricted stock units to participants subject to such conditions and restrictions as it may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. The Administrator may also grant shares of common stock that are free from any restrictions under the Plan. Unrestricted stock may be granted to participants in recognition of past services or for other valid consideration and may be issued in lieu of cash compensation due to such participant.

Dividend Equivalent Rights. The Administrator may grant dividend equivalent rights to participants that entitle the recipient to receive credits for dividends that would be paid if the recipient had held a specified number of shares of common stock, provided, however, that dividend equivalent rights may not be granted as a component of a stock option or stock appreciation right.

Cash Awards. The Administrator may grant cash bonuses under the Plan to participants, subject to the achievement of certain performance goals.

Plan Awards Non-Transferable. Awards under the Plan generally may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered, with limited exceptions in the case of by will or the laws of descent and distribution and/or, in the case of non-qualified stock options, as may be provided by the Administrator in its discretion for transfers to family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners. Awards may not be transferred to a third party for consideration.

Sale Event. The Plan provides that upon the effectiveness of a “sale event,” as defined in the Plan, an acquirer or successor entity may assume, continue or substitute outstanding awards under the Plan. To the extent that awards granted under the Plan are not assumed or continued or substituted by the successor entity, upon the effective time of the sale event, the Plan and all outstanding awards under the Plan shall terminate. In such case, except as may be otherwise provided in the relevant award agreement, all options and stock appreciation rights with time-based vesting, conditions or restrictions that are not exercisable immediately prior to the effective time of the sale event will become fully exercisable as of the effective time of the sale event, all other awards with time-based vesting conditions or restrictions will become fully vested and nonforfeitable as of the effective time of the sale event and all awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in the discretion of the Administrator or as specified in the relevant award certificate. In the event of such termination, individuals holding options and stock appreciation rights will, for each such award, either (a) receive a payment in cash or in kind in an amount equal to the per share cash consideration payable to stockholders in the sale event less the applicable exercise price (provided that, in the case of an option or stock appreciation right with an exercise price equal to or greater than the per share consideration payable in such sale event, such option or stock appreciation right shall be cancelled for no consideration) or (b) be permitted to exercise such options and stock appreciation rights (to the extent exercisable) within a specified period of time prior to the sale event, in the discretion of the Administrator. The Administrator shall also have the option to make or provide for a payment, in cash or in kind, to grantees holding other awards in an amount equal to the per share consideration payable in such sale event multiplied by the number of vested shares under such award.

Adjustments for Stock Dividends, Stock Splits, Etc. The Plan requires the Administrator to make appropriate adjustments to the number of shares of common stock that are subject to the Plan, to certain limits in the plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding. Participants in the Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The Company and its subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any participant is subject to and conditioned on tax withholding obligations being satisfied by the participant.

Subject to Clawback. Each participant’s rights, payments, and benefits pursuant to any award under the Plan will be subject to the Company’s clawback policy, as in effect from time to time.

Amendment of the Plan. The Board of Directors may amend or discontinue the Plan and the Administrator may amend or cancel outstanding awards for purposes of satisfying changes in law or any other lawful purpose, but no such action may materially and adversely affect rights under an award without the holder’s consent. Certain amendments to the Plan require the approval of the stockholders.

Term of the Plan. No awards may be granted under the Plan after the date that is ten years from the effective date of the Plan and no grants of incentive stock options may be made hereunder after the tenth anniversary of the Plan is approved by the Board of Directors.

New Plan Benefits

Any future awards granted to eligible participants under the Plan will be subject to the discretion of the Administrator and, therefore, the number of awards that will be granted under the Plan is not determinable at this time.

Common Stock Price

The last sales price of our common stock on December 31, 2021 and the Record Date, as reported on the Nasdaq stock market, was $1.87 and $1.13 per share, respectively.

Award Payments

Past Award Payments. The following table sets forth information regarding the number of equity based awards that were made under the Prior Plan during 2021, to (i) each of our named executive officers, (ii) all named executive officers as a group, (iii) all directors, who are not executive officers, as a group, and (iv) all employees, who are not named executive officers, as a group. There is no applicable disclosure to be made with regard to any associate of our directors, director nominees, and executive officers or any other recipient of 5% or more of the awards.

Name	Restricted Shares	Options
Ross Dove	—
David Ludwig	—
Nicholas Dove	—	200,000
All named executive officers as a group	—	200,000
All directors, who are not executive officers, as a group	—	50,000
All employees, who are not named executive officers, as a group	—	472,500

Future Award Grants. The granting of equity-based awards under the Plan is at the discretion of the Administrator. Other than the grants of equity based awards set forth in the table below, the Administrator has not yet determined any additional awards that will be granted under the Plan to the persons and groups of persons identified in the following table. See “Compensation Discussion and Analysis — Equity Incentive Grants,” “Compensation Discussion and Analysis — Grants of Plan Based Awards” and “Compensation

Discussion and Analysis — 2021 Summary Compensation Table” for information regarding our recent practices with respect to awards under the Prior Plan.

Number of Units
Name and Position	Restricted Shares	Options
Ross Dove, Chief Executive Officer	—	—
David Ludwig, President of Financial Assets	—	—
Nicholas Dove, President of Industrial Assets	—	—
All named executive officers as a group	—	—
All directors, who are not executive officers, as a group	115,000	—
All employees, who are not named executive officers, as a group	—	35,000

SHAREHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING OF SHAREHOLDERS

How do I Submit a Proposal for Inclusion in Next Year’s Proxy Statement?

If you wish to submit a proposal to be considered for inclusion in the Company’s proxy statement for the 2023 annual meeting of shareholders under Exchange Act Rule 14a-8, please send it to the Secretary, Heritage Global Inc., 12625 High Bluff Drive, Suite 305, San Diego, CA, 92130. Your proposal must comply with the requirements of the SEC to be eligible for inclusion. Under the rules of the SEC, proposals must be received no later than February 8, 2023, unless the date of the 2023 annual meeting of shareholders is more than 30 days before or after June 8, 2023, in which case the proposal must be received within a reasonable time before we begin to print and mail our proxy materials.

How do I Make a Proposal to be Considered at an Annual Meeting of Shareholders or Make a Nomination at an Annual Meeting of Shareholders?

Our Restated By-laws provide that if a shareholder desires to make a proposal to be considered at an annual meeting or nominate persons for election as directors, the shareholder must provide written notice of an intent to make such nomination, which the Secretary of the Company must receive at our principal executive offices no later than close of business on the fifth day following the date on which notice of the meeting was first given to the shareholders; provided that the Company is not required to include in its proxy statement any proposal that does not comply with the requirements under the Exchange Act, including Rule 14a-8 of the Exchange Act discussed above.

In order for a shareholder director nomination to be considered in proper form, the shareholder’s notice of nominations must set forth:

•
The name and address of the shareholder making the nomination and person(s) to be nominated;
•
all information relating to the individual being nominated that is required to be disclosed in solicitations of proxies for election of directors in an election contest and such individual’s written consent to be named in a proxy statement as a nominee and to serve as a director if elected;
•
a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; and
•
a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and such shareholder intends to appear in person or by proxy at the annual meeting of shareholders to propose such business.

To be in proper form for shareholder proposals, the shareholder must provide the Board of the Company Secretary with notice of intention to present a proposal for action, and such notice must include:

•
the number of voting securities that the shareholder holds of record and which are beneficially owned;
•
the text of the proposal to be presented at the annual meeting of shareholders; and
•
a statement in support of such proposal.

The Company may require any individual nominated to furnish such other information as it may reasonably require to determine the eligibility of such individual to serve as a director of the Company.

In addition to satisfying the foregoing requirements under our Restated By-laws, to comply with SEC Rule 14a-19 (once effective), shareholders who intend to solicit proxies in support of proposed nominees other than the proposed nominees put forth by the Board must provide notice that sets forth the information required by SEC Rule 14a-19 no later than April 9, 2023.

GENERAL INFORMATION

Securities Authorized for Issuance Under Equity Compensation Plans

The following table presents securities authorized for issuance under our equity compensation plans at December 31, 2021:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:
Heritage Global Inc. 2016 Stock Option Plan	1,457,663	$1.26	36,019

Equity compensation plans not approved by security holders:
2010 Non-Qualified Stock Option Plan	331,250	$1.04	125,000
Accredited Personnel Stock Option Plan	404,375	$1.29	—
Total	2,193,288		161,019

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than ten percent of a registered class of our equity securities (collectively, the “reporting persons”) to file reports of ownership and changes in ownership with the SEC and to furnish us with copies of these reports. Based upon our review of reports filed with the SEC by the reporting persons, and based upon written representations received from certain of the reporting persons, we believe that all of the reporting persons timely complied with the reporting requirements of Section 16(a) of the Exchange Act during 2021.

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies. We have not implemented householding rules with respect to our record holders. However, a number of brokers with account holders who are shareholders may be “householding” our proxy materials. If a shareholder receives a householding notification from his, her or its broker, a single proxy statement and annual report will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise.

Shareholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker. In addition, if any shareholder that receives a “householding” notification wishes to receive a separate annual report and proxy statement at his, her or its address, such shareholder should also contact his, her or its broker directly. Shareholders who in the future wish to receive multiple copies may also contact the Company at 12625 High Bluff Drive, Suite 305, San Diego, CA, 92130, Attention: Secretary.

Other Business

The Board does not know of any matters which may be presented at the Annual Meeting other than those specifically set forth in the Notice of Annual Meeting of Shareholders. If any other matters come before the meeting or any adjournment or postponement thereof, the persons named in the accompanying form of proxy and acting thereunder will vote in accordance with their best judgment with respect to such matters.

San Diego, California

April 15, 2022

Appendix A

2022 HERITAGE GLOBAL INC. EQUITY INCENTIVE PLAN

SECTION 1.
GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the 2022 Heritage Global Inc. Equity Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, non-employee directors and consultants of Heritage Global Inc. (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the Compensation Committee of the Board or a similar committee performing the functions of that committee and which is comprised of not less than two Non-Employee Directors who are independent.

“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment or bonus.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Act.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to and held by the grantee on the applicable record date for such dividends (if applicable).

“Effective Date” means the date on which the Plan becomes effective as set forth in Section 20.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market, The New York Stock Exchange or another national securities exchange or traded on any established market, the determination shall be made by reference to the closing price on such date, and provided further if sale prices are not available or if the principal market for the Stock is not a national securities exchange, the fair market value of the Stock shall be the reported closing price for the Stock on such day as reported on the OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service.. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price.

“Incentive Stock Option” means any Stock Option intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means a right to receive, in cash and/or shares of Stock, as determined by the Administrator, the Fair Market Value of a share of Stock, subject to such restrictions on transfer, vesting conditions and other restrictions or limitations as may be set forth in this Plan and the applicable Award Certificate.

“Sale Event” shall mean (i) the sale outside the ordinary course of business of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least a majority of the directors then still in office who either were members of the Board on the Effective Date or whose appointment, election or nomination for election was previously so approved (the “Incumbent Directors”); (iii) a merger, reorganization or consolidation with any other corporation or other entity, other than a merger, reorganization or consolidation pursuant to which (A) the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction continue to own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction and (B) the Incumbent Directors continuing immediately thereafter to represent at least a majority of the board of directors of the resulting or successor entity (or its ultimate parent, if applicable), (iv) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (v) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Service Relationship” means any relationship as an employee, director or Consultant of the Company or any Affiliate (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).

“Stock” means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2.
ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS
(a)
Administration of Plan. The Plan shall be administered by the Administrator.
(b)
Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority to:
(i)
select the individuals to whom Awards may from time to time be granted;
(ii)
determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;
(iii)
determine the number of shares of Stock to be covered by any Award;
(iv)
correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Award, or in any Award Certificate;
(v)
determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;
(vi)
accelerate at any time the exercisability or vesting of all or any portion of any Award or waive any forfeiture provision with respect to an Award;
(vii)
subject to the provisions of Section 5(c) or Section 6(d), extend at any time the period in which Stock Options or Stock Appreciation Right, respectively, may be exercised; and
(viii)
at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)
Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to a committee consisting of one or more officers of the Company, including the Chief Executive Officer of the Company, all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not members of the delegated committee. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.
(d)
Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.
(e)
Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the administration of the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company. A director is entitled to rely on legal counsel or other persons retained by the corporation or by a committee of the board of the corporation as to matters involving skills or expertise the director reasonably believes are matters within the particular person’s professional or expert competence, unless a director has knowledge that makes reliance unwarranted.
(f)
Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.
SECTION 3.
STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
(a)
Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 3,500,000 shares, subject to adjustment as provided in this Section 3. For purposes of this limitation, the shares of Stock underlying any awards under the Plan and under the Company’s 2016 Stock Option Plan that are forfeited, canceled or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares of Stock that may be issued as Incentive Stock Options. Notwithstanding the foregoing, the following shares shall not be added to the shares authorized for grant under the Plan: (i) shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, and (ii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right upon exercise thereof. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that no more than 3,500,000 shares of the Stock may be issued in the form of Incentive Stock Options. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company. Awards that may be settled solely in cash shall not be counted against the share reserve, nor shall they reduce the shares of Stock authorized for grant to any grantee in any calendar year. After the Effective Date, no further Shares will be made subject to awards under the Company’s 2016 Stock Option Plan.
(b)
Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator, in its sole discretion, shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator may also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.
(c)
Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Certificate, all Options and Stock Appreciation Rights with time-based vesting conditions or restrictions that are not vested and/or exercisable immediately prior to the effective time of the Sale Event shall become fully vested and exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Certificate. In the event of such termination, the Administrator shall have the option (in its sole discretion) to effect either of the following alternatives, which may vary among individual holders and which may vary among Awards held by any individual holder: (i) make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights (provided that, in the case of an Option or Stock Appreciation Right with an exercise price equal to or greater than the Sale Price, such Option or Stock Appreciation Right shall be cancelled for no consideration); or (ii) permit a grantee to exercise all or any portion of such grantee’s outstanding Options and Stock Appreciation Rights (to the extent then exercisable), for a limited period of time on or before a date prior to the consummation of the Sale Event as specified by the Administrator, after which specified date all unexercised Awards and all rights of holders thereunder shall terminate. The Administrator shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Awards other than Options and Stock Appreciation Rights, in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.
(d)
Maximum Awards to Non-Employee Directors. The aggregate amount of compensation, including both Awards granted under this Plan and cash compensation, paid to any Non-Employee Director in a calendar year period shall not exceed $350,000. For the purpose of this limitation, the amount of any Award paid in a calendar year shall be its grant date fair value, as determined in accordance with ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.
SECTION 4.
ELIGIBILITY

Grantees under the Plan will be such employees, Non-Employee Directors or Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to employees, Directors or Consultants who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company has determined that such Awards are exempt from or otherwise comply with Section 409A.

SECTION 5.
STOCK OPTIONS
(a)
Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(b)
Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.
(c)
Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.
(d)
Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.
(e)
Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Award Certificate:

(i)
In cash, by certified or bank check or other instrument acceptable to the Administrator;
(ii)
Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan, with such surrendered shares to be valued at Fair Market Value on the exercise date;
(iii)
By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or
(iv)
To the extent permitted by the Administrator and set forth in an Award Certificate, with respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(f)
Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.
SECTION 6.
STOCK APPRECIATION RIGHTS
(a)
Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.
(b)
Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.
(c)
Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.
(d)
Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator. The term of a Stock Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

SECTION 7.
RESTRICTED STOCK AWARDS
(a)
Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives.
(b)
Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that any dividends paid by the Company shall accrue and shall not be paid to the grantee until the lapse of restrictions on such Restricted Shares, and such dividends shall expire or be forfeited or annulled under the same conditions as the Restricted Shares. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.
(c)
Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, if a grantee’s employment (or other Service Relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other Service Relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.
(d)
Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”
SECTION 8.
RESTRICTED STOCK UNITS
(a)
Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. The vesting conditions or other restrictions associated with the Restricted Stock Unit may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock (or cash, to the extent explicitly provided for in the Award Certificate). Restricted Stock Units with deferred settlement dates may be subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.
(b)
Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.
(c)
Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.
(d)
Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries.
SECTION 9.
UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.
CASH-BASED AWARDS

Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

SECTION 11.
DIVIDEND EQUIVALENT RIGHTS
(a)
Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or as a freestanding award. In no event shall any Dividend Equivalent Right be granted to an optionee as a component of a Stock Option or Stock Appreciation Right. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.
(b)
Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.

SECTION 12.
TRANSFERABILITY OF AWARDS
(a)
Transferability. Except as provided in Section 12(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.
(b)
Administrator Action. Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.
(c)
Family Member. For purposes of Section 12(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.
(d)
Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.
SECTION 13.
TAX WITHHOLDING
(a)
Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal or non-U.S. income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.
(b)
Payment in Stock. The Administrator may require the Company’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the grantees. The Administrator may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.

SECTION 14.
SECTION 409A AWARDS

Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A. The Plan and all Awards shall be interpreted in accordance with such intent. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 15.
TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF ABSENCE, ETC.
(a)
Termination of Service Relationship. If the grantee’s Service Relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee shall be deemed to have terminated his or her Service Relationship for purposes of the Plan.
(b)
For purposes of the Plan, the following events shall not be deemed a termination of a Service Relationship:
(i)
a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another;
(ii)
an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing;
(iii)
an employee becoming a Consultant or a Non-Employee Director upon the termination of such employee’s employment, unless otherwise determined by the Administrator, in its sole discretion; or
(iv)
a Consultant or a Non-Employee Director becoming an employee.
SECTION 16.
AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall materially and adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(b) or 3(c), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by Company stockholders. Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).

SECTION 17.
STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general interest holder of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 18.
GENERAL PROVISIONS
(a)
No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.
(b)
Issuance of Stock. To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.
(c)
Stockholder Rights. Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.
(d)
Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.
(e)
Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.
(f)
Clawback Policy. Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.
(g)
Severability. If all or any part of this Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of this Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
(h)
Failure to Comply. In addition to the remedies of the Company elsewhere provided for herein, failure by a grantee to comply with any of the terms and conditions of the Plan or any Award Certificate, unless such failure is remedied by such grantee within ten days after having been notified of such failure by the Administrator, shall be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Administrator, in its sole discretion, may determine.
(i)
Changes in Status & Leaves of Absence. The Administrator shall have the discretion to determine (whether by establishing a policy applicable to the treatment of any or all Awards in such circumstances, or by making an individualized determination) at any time whether and to what extent any tolling, reduction, vesting-extension, forfeiture or other treatment should be applied to an Award in connection with a participant’s leave of absence or a change in a participant’s regular level of time commitment to the Company (e.g., in connection with a change from full-time to part-time status); provided, however, that the Administrator shall not have any such discretion (whether pursuant to a policy or specific determination) to the extent that the grant of such discretion would cause any tax to become due under Section 409A of the Code; and provided, further, that in the absence of a determination to the contrary by the Administrator, vesting shall continue during any paid leave and shall be tolled during any unpaid leave (in all cases, unless otherwise required by applicable laws). In the event of any such tolling, forfeiture, reduction or extension, the grantee shall have no right to the portion of the Award so tolled, forfeited, reduced or extended (except for the right that remains, if any, after the application of such action).
SECTION 19.
STATUS UNDER ERISA

The Plan shall not constitute an “employee benefit plan” for purposes of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

SECTION 20.
EFFECTIVE DATE OF PLAN

This Plan shall become effective upon the date the Plan is approved by the Company’s stockholders, accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 21.
GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Florida, applied without regard to conflict of law principles.

HERITAGE GLOBAL INC. 12625 HIGH BLUFF DRIVE SUITE 305 SAN DIEGO, CA 92130 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/HGBL2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following: 1. The election of each of the nominees for Class I Nominees 01) Samuel L. Shimer 02) Kelly Sharpe 03) Ross Dove HERITAGE GLOBAL INC. 12625 HIGH BLUFF DRIVE SUITE 305 SAN DIEGO, CA 92130 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/HGBL2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2. To ratify the appointment of Baker Tilly US, LLP as the Company's independent auditor for the fiscal year ending December 31, 2022; 3. To approve the adoption of the 2022 Heritage Global Inc. Equity Incentive Plan. NOTE: To transact such other business, if any, as may be properly brought before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000562921_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com HERITAGE GLOBAL INC. Annual Meeting of Shareholders June 8, 2022 8:00 AM This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Ross Dove and James Sklar, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of HERITAGE GLOBAL INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholder(s) to be held at 8:00 AM, PDT on June 8, 2022, virtually at www.virtualshareholdermeeting.com/HGBL2022, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side 0000562921_2 R1.0.0.24